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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      We have issued our report dated August 20, 1999, accompanying the consolidated financial statements and schedule included in the Annual Report of Edelbrock Corporation on Form 10-K for the year ended June 30, 1999. We hereby consent to the incorporation by reference of said report in the Registration Statement of Edelbrock Corporation on Form S-8 (File No. 33-91354).


                                          GRANT THORNTON LLP


Los Angeles, California
September 24, 1999